EXHIBIT 99.1

PRESS RELEASE

EMCORE Corporation Announces Financial Results for Second Quarter Ended March 31, 2017

•	Consolidated Q2 revenue of $32.6 million

•	Consolidated Q2 GAAP operating income of $1.8 million and Non-GAAP operating income of $3.7 million

•	GAAP EPS from continuing operations of $0.07 and Non-GAAP pre-tax EPS from continuing operations of $0.14

•	Expected Q3 revenue of $29 to $31 million

ALHAMBRA, California, May 4, 2017 - EMCORE Corporation (NASDAQ: EMKR - News), a leading provider of Indium Phosphide (InP) optical chips, components, subsystems, and systems for the broadband and specialty fiber optics market, today announced financial results for its second quarter ended March 31, 2017.

Jeffrey Rittichier, EMCORE's President and CEO remarked, “EMCORE turned in a solid quarter, with excellent growth in revenue and non-GAAP net income. But perhaps more importantly, we transitioned production to our new Beijing facility; opening the door to even more efficient operations going forward.” Rittichier went on to say, “The combination of strength in the CATV market, a more efficient manufacturing platform and growth in other high profit margin products gives us confidence that we will exceed our target of 12.5% non-GAAP Operating Margin commitment.”

Financial Highlights - Second Quarter Ended March 31, 2017

Financial Highlights	For the Three Months Ended
(in thousands)	March 31, 2017	December 31, 2016	March 31, 2016
Revenue	$32,591	$30,176	$21,532
GAAP Gross Profit	$11,038	$10,043	$7,022
Non-GAAP Gross Profit	$11,202	$10,153	$7,150
GAAP Operating income	$1,757	$2,266	$(367)
Non-GAAP Operating Income	$3,703	$3,476	$574
GAAP pre-tax EPS from continuing operations - per diluted share	$0.07	$0.07	$(0.01)
Non-GAAP pre-tax EPS from continuing operations - per diluted share	$0.14	$0.13	$0.02

Financial Statement Highlights for the Second Quarter of Fiscal 2017:

•	Consolidated revenue was $32.6 million, representing an 8.0% increase from the prior quarter

•	Consolidated GAAP gross margin was 33.9%, an increase from the 33.3% gross margin reported in the prior quarter

•	Consolidated Non-GAAP gross margin was 34.4%, an increase from 33.6% reported in the prior quarter

•	Consolidated GAAP operating margin was 5.5%, representing a decline from 7.5% in the prior quarter

•	Consolidated Non-GAAP operating margin was 11.4%, representing a decline from 11.5% in the prior quarter

•	GAAP diluted pre-tax EPS from continuing operations of $0.07, consistent with the prior quarter

•	Non-GAAP diluted pre-tax EPS from continuing operations of $0.14, an increase from $0.13 in the prior quarter

•	Cash and cash equivalents was $68.6 million at the end of the quarter

Business Outlook
The Company expects revenue for the third quarter ended June 30, 2017 to be in the range of $29 to $31 million.

Conference Call
The Company will discuss its financial results May 4 at 8:00 a.m. EST (5:00 a.m PST). The call will be available, live, to interested parties by dialing 866-428-9517. For international callers, please dial +1 224-357-2194. The conference passcode number is 9445653. The call will be webcast live via the Company's website at http://investor.emcore.com/events.cfm. A webcast will be available for replay beginning Thursday, May 4, 2017 for at least 90 days following the conclusion of the call on the Company's website.

About EMCORE
EMCORE Corporation is a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today’s high-speed communication network infrastructures and leading-edge defense systems. Our optical chips, components, subsystems and systems enable broadband and wireless providers to continually enhance their network capacity, speed and coverage to advance the free flow of information that empowers the lives of millions of people daily. The Mixed-Signal Optics technology at the heart of our broadband transmission products is shared with our fiber optic gyros and military communications links to provide the aerospace and defense markets state-of-the-art systems that keep us safe in an increasingly unpredictable world. EMCORE’s performance-leading optical components and systems serve a broad array of applications including cable television, fiber-to-the-premise networks, telecommunications, wireless infrastructure, satellite RF fiber links, navigation systems and military communications. EMCORE has fully vertically-integrated manufacturing capability through its world-class Indium Phosphide (InP) wafer fabrication facility at our headquarters in Alhambra, California and is ISO 9001 certified in Alhambra, and at our facilities in Warminster, Pennsylvania and China. For further information about EMCORE, visit http://www.emcore.com.

Use of Non-GAAP Financial Measures
We disclose non-GAAP pre-tax income from continuing operations as a supplemental measure to U.S. GAAP income from continuing operations regarding our operational performance. This financial measure excludes the impact of certain items that we do not believe are indicative of our core operating results; therefore, it has not been calculated in accordance with U.S. GAAP. A reconciliation of non-GAAP pre-tax income from continuing operations to GAAP income (loss) from continuing operations, which identifies the items excluded from the non-GAAP measure, is provided in the table below titled "Reconciliation of GAAP to Non-GAAP Financial Measures".

We believe that this additional non-GAAP financial measure is useful to investors in assessing our operating performance. We also use this financial measure internally to evaluate our operating performance and for planning and forecasting of future periods. In addition, financial analysts that follow us may focus on and publish both historical results and future projections based on our non-GAAP financial measure. We also believe that it is in the best interests of our investors to provide this non-GAAP information.

While we believe that this non-GAAP financial measure provides useful supplemental information to investors, there are limitations associated with the use of this non-GAAP financial measure. Our non-GAAP financial measure may not be reported by all of our competitors and it may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using this non-GAAP financial measure as a supplement to U.S. GAAP and by providing a reconciliation of our non-GAAP financial measure to its most comparable U.S. GAAP financial measure.

Non-GAAP financial measures are not in accordance with or an alternative for U.S. GAAP. Our non-GAAP financial measure is not meant to be considered in isolation or as a substitute for comparable U.S. GAAP financial measures and it should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP.

Forward-Looking Statements
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; and (g) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended			For the Six Months Ended
	March 31, 2017	December 31, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Revenue	$32,591	$30,176	$21,532	$62,767	$44,022
Cost of revenue	21,553	20,133	14,510	41,686	29,599
Gross profit	11,038	10,043	7,022	21,081	14,423
Operating expense:
Selling, general, and administrative	5,672	5,578	4,825	11,250	9,646
Research and development	3,141	2,199	2,564	5,340	5,124
Impairments	468	—	—	468	—
Total operating expense	9,281	7,777	7,389	17,058	14,770
Operating income (loss)	1,757	2,266	(367)	4,023	(347)
Other income (expense):
Interest income, net	46	23	25	69	8
Foreign exchange gain (loss)	44	(403)	25	(359)	(110)
Total other income (expense)	90	(380)	50	(290)	(102)
Income (loss) from continuing operations before income tax (expense) benefit	1,847	1,886	(317)	3,733	(449)
Income tax benefit (expense)	8	(120)	155	(112)	153
Income (loss) from continuing operations	1,855	1,766	(162)	3,621	(296)
(Loss) income from discontinued operations, net of tax	(7)	(9)	4,144	(16)	5,265
Net income	$1,848	$1,757	$3,982	$3,605	$4,969
Per share data:
Net income (loss) per basic share:
Continuing operations	$0.07	$0.07	$(0.01)	$0.14	$(0.01)
Discontinued operations	(0.00)	(0.00)	0.16	(0.00)	0.20
Net income per basic share	$0.07	$0.07	$0.15	$0.14	$0.19

Net income (loss) per diluted share:
Continuing operations	$0.07	$0.07	$(0.01)	$0.13	$(0.01)
Discontinued operations	(0.00)	(0.00)	0.16	(0.00)	0.20
Net income per diluted share	$0.07	$0.07	$0.15	$0.13	$0.19

Weighted-average number of basic shares outstanding	26,622	26,279	25,942	26,449	25,818
Weighted-average number of diluted shares outstanding	27,585	27,039	25,942	27,366	25,818

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of	As of
	March 31, 2017	September 30, 2016
ASSETS
Current assets:
Cash and cash equivalents	$68,605	$63,905
Restricted cash	193	965
Accounts receivable, net	17,411	18,432
Inventory	26,348	24,150
Prepaid expenses and other current assets	5,218	3,764
Total current assets	117,775	111,216
Property, plant, and equipment, net	14,203	12,213
Non-current inventory	3,330	3,531
Other non-current assets, net	380	251
Total assets	$135,688	$127,211
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,721	$10,575
Accrued expenses and other current liabilities	8,675	7,684
Total current liabilities	20,396	18,259
Asset retirement obligations	1,605	1,573
Other long-term liabilities	57	62
Total liabilities	22,058	19,894
Shareholders’ equity:
Common stock	728,572	725,880
Treasury stock	(47,721)	(47,721)
Accumulated other comprehensive income	595	579
Accumulated deficit	(567,816)	(571,421)
Total shareholders’ equity	113,630	107,317
Total liabilities and shareholders’ equity	$135,688	$127,211

We have provided a reconciliation of our non-GAAP pre-tax income from continuing operations financial measure to its most directly comparable U.S. GAAP financial measure as indicated in the table below:

EMCORE Corporation
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Income (Loss) from Continuing Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended			For the Six Month Ended
	March 31, 2017	December 31, 2016	March 31, 2016	March 31, 2017	March 31, 2016
US GAAP net income	$1,848	$1,757	$3,982	$3,605	$4,969
US GAAP net loss (income) from discontinued operations	7	9	(4,144)	16	(5,265)
US GAAP net income (loss) from Continuing Operations	1,855	1,766	(162)	3,621	(296)

Income tax expense (benefit)	(8)	120	(155)	112	(153)
Currency exchange losses (gain)	(44)	403	(25)	359	110
Total other income & tax related adjustments	(52)	523	(180)	471	(43)

Stock based compensation expense - R&D	119	100	80	219	186
Stock based compensation expense - SG&A	563	570	420	1,133	608
Litigation related expenses	96	258	313	354	1,217
Severance charges	536	172	—	708	—
Impairments	468	—	—	468	—
Total operating expense adjustments	1,782	1,100	813	2,882	2,011

ARO accretion	17	17	15	$34	$30
Stock based compensation expense - COGS	147	93	113	$240	$182
Total COGS adjustments	164	110	128	274	212
Non-GAAP pre-tax income from continuing operations	$3,749	$3,499	$599	$7,248	$1,884

GAAP EPS from continuing operations - per diluted share	$0.07	$0.07	$(0.01)	$0.13	$(0.01)
Other income and tax related adjustments	0.00	0.02	(0.01)	0.02	0.00
Operating expense adjustments	0.06	0.04	0.03	0.11	0.08
COGS adjustments	0.01	0.00	0.01	0.00	0.00
Non-GAAP pre-tax EPS from continuing operations - per diluted share	$0.14	$0.13	$0.02	$0.26	$0.07
GAAP Gross Margin Percentage	33.9%	33.3%	32.6%	33.6%	32.8%
Non GAAP Gross Margin Percentage	34.4%	33.6%	33.2%	34.0%	33.2%
GAAP Operating Margin Percentage	5.5%	7.5%	(1.7)%	6.5%	(0.8)%
Non GAAP Operating Margin Percentage	11.4%	11.5%	2.7%	11.4%	4.3%

Stock-based compensation expense
The effect of recording stock-based compensation expense was as follows:

Stock-based Compensation Expense	For the Three Months Ended			For the Six Month Ended
(in thousands)	March 31, 2017	December 31, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Cost of revenue	$147	$93	$113	$240	$182
Selling, general, and administrative	563	570	420	1,133	608
Research and development	119	100	80	219	186
Total stock-based compensation expense	$829	$763	$613	$1,592	$976

Contact:
EMCORE Corporation
Jikun Kim
(626) 293-3400
investor@emcore.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
(617) 542-6180
investor@emcore.com

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